UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2006

                       Morgan Stanley Spectrum Select L.P.
--------------------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      0-19511                 13-3619290
--------------------------------------------------------------------------------
       (State or Other         (Commission File Number)        (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)


c/o Demeter Management Corporation,
330 Madison Avenue, 8th Floor, New York, NY                           10017
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 905-2700

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On October 3, 2006, the Registrant, Demeter Management Corporation, the general partner of the Registrant, and EMC Capital Management, Inc., a trading advisor for the Registrant, amended the Amended and Restated Management Agreement, dated as of June 1, 1998, to: (i) reduce the monthly management fee, as of November 1, 2006, payable to EMC Capital Management, Inc. from a monthly management fee equal to 1/4 of 1% (a 3% annual rate) of the net assets of the Registrant allocated to EMC Capital Management, Inc. to a monthly management fee equal to 5/24 of 1% (a 2.5% annual rate) of the net assets of the Registrant allocated to EMC Capital Management, Inc.; and (ii) change the monthly incentive fee, as of November 1, 2006, payable to EMC Capital Management, Inc. from a monthly incentive fee equal to 15% of the trading profits experienced with respect to the net assets of the Registrant allocated to EMC Capital Management, Inc. to a monthly incentive fee equal to 17.5% of the trading profits experienced with respect to the net assets of the Registrant allocated to EMC Capital Management, Inc.

        Also, on October 3, 2006, the Registrant, Demeter Management Corporation, the general partner of the Registrant, and Rabar Market Research, Inc., a trading advisor for the Registrant, amended the Amended and Restated Management Agreement, dated as of June 1, 1998, to: (i) reduce the monthly management fee, as of November 1, 2006, payable to Rabar Market Research, Inc. from a monthly management fee equal to 1/4 of 1% (a 3% annual rate) of the net assets of the Registrant allocated to Rabar Market Research, Inc. to a monthly management fee equal to 5/24 of 1% (a 2.5% annual rate) of the net assets of the Registrant allocated to Rabar Market Research, Inc.; and (ii) change the monthly incentive fee, as of November 1, 2006, payable to Rabar Market Research, Inc. from a monthly incentive fee equal to 15% of the trading profits experienced with respect to the net assets of the Registrant allocated to Rabar Market Research, Inc. to a monthly incentive fee equal to 17.5% of the trading profits experienced with respect to the net assets of the Registrant allocated to Rabar Market Research, Inc.

Item 9.01. Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit        Exhibit Description
-------        -----------------------------------------------------------------
10.01(a)       Amendment No. 1 to the Amended and Restated Management Agreement
               among the Registrant, Demeter Management Corporation and Rabar
               Market Research, Inc.

10.02(a) Amendment No. 1 to the Amended and Restated Management Agreement among the Registrant, Demeter Management Corporation and EMC Capital Management, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MORGAN STANLEY SPECTRUM SELECT L.P.

Date: October 5, 2006                  By:    Demeter Management Corporation
                                              as General Partner

                                          /s/ Walter Davis
                                       ----------------------------------
                                       Name: Walter Davis
                                       Title: President